UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report June 5, 2017

Commission File Number  000-27261

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	93-0549963
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 5, 2017, CH2M HILL Companies, Ltd. (“CH2M”) held its Annual Meeting of Stockholders (the “Meeting”).  The total number of shares of CH2M’s common stock and Class A Preferred Stock present at the meeting in person or by proxy was 23,801,725.516.  This represented 79.43% of the 29,964,179 combined shares of common stock and Class A Preferred Stock entitled to vote at the Meeting as of the record date, and constituted quorum.  In accordance with Item 5.07 of Form 8-K, the results of the matters voted on are set forth below.

Proposal 1. Election of Directors:

The stockholders elected three director nominees to serve a three year term expiring in 2020.  The voting results were as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Charles O. Holliday, Jr.	22,058,327.689	1,172,584.678	570,813.149	0
W. Blakely Jeffcoat	22,674,284.425	867,472.096	259,968.995	0
Janet Walstrom	21,826,951.467	1,686,839.026	287,935.023	0

Proposal 2.  Approval of the Amendment to CH2M’s Certificate of Incorporation to allow a retired employee to serve as an employee director on its Board of Directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,192,226.820	558,849.191	50,649.505	0

Proposal 3.  Approval of the advisory vote on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,957,486.961	1,576,431.025	267,807.530	0

Proposal 4.  Approval of the advisory vote on the frequency of the vote on executive compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
3,256,941.425	830,366.312	19,378,106.617	336,311.162	0

Consistent with the recommendation of CH2M’s Board of Directors as set forth in the proxy statement for the Meeting and the vote of the stockholders at the Meeting, CH2M has determined that it will continue to hold an advisory vote on the compensation of CH2M’s named executive officers every three years until the next advisory vote on the frequency of such executive compensation, which will occur no later than CH2M’s Annual Meeting of Stockholders in 2023.

Proposal 5.  Approval of the material terms of executive incentive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,062,683.072	2,135,835.729	602,459.623	0

Proposal 6.  Ratification of the appointment of KPMG LLP as the independent registered public accountant of CH2M for the fiscal year ended December 29, 2017:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,133,494.068	380,900.359	287,331.089	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: June 5, 2017	By:	/s/ Thomas M. McCoy
Thomas M. McCoy

Its: Executive Vice President, General Counsel and Corporate Secretary